Exhibit 99.1

News Release

HEALTHCARE REALTY AND HEALTHCARE TRUST OF AMERICA ENTER INTO $18 BILLION

STRATEGIC COMBINATION

Creates Preeminent, High Quality MOB REIT

Led by Existing Healthcare Realty Executive Team and Chairman

Healthcare Realty Name and Ticker Symbol (NYSE: HR)

Expected to be Accretive with Material Cost Synergies and Operational Upside

Conference Call to be held at 8:30 AM E.T.

NASHVILLE, Tennessee and SCOTTSDALE, Arizona, February 28, 2022 — Healthcare Realty Trust Incorporated (NYSE:HR) (“Healthcare Realty” or “HR”) and Healthcare Trust of America, Inc. (NYSE: HTA) (“Healthcare Trust of America” or “HTA”) today announced that they have agreed to enter into a strategic business combination. HTA shareholders will receive a total implied value of $35.08 per share comprised of a special cash dividend of $4.82 per share and a transaction exchange ratio of 1:1 based on HR’s unaffected price of $30.26 on February 24, 2022. This transaction brings together two of the largest owners of medical office buildings, creating the preeminent, pure-play medical office building REIT and positions the combined company (the “Company”) to create long-term shareholder value. The Company will have a pro forma equity market capitalization of approximately $11.6 billion and a total enterprise value of $17.6 billion based on the implied values at market close on February 24, 2022.

Leadership and Organization

The Company will be led by the Healthcare Realty management team, with Todd Meredith as President and Chief Executive Officer and Kris Douglas as Executive Vice President and Chief Financial Officer. Upon completion of the transaction, the new Company will continue to operate with the Healthcare Realty name and trade on the NYSE under the ticker symbol HR.

The Company will have a highly qualified, diverse Board of Directors comprised of nine existing directors of Healthcare Realty, three members of the Healthcare Trust of America Board, and one new member to be mutually agreed upon by the existing HR and HTA directors and appointed prior to closing of the transaction. Knox Singleton, Chairman of the Healthcare Realty Board, will be Chairman of the Company and Brad Blair, Chairman of the Healthcare Trust of America Board, will be appointed Vice Chairman.

Upon completion of the transaction, the Company’s headquarters will be based in Nashville, with additional corporate offices in Scottsdale and Charleston. The Company will implement a detailed integration process to ensure continuity for tenants, employees and all stakeholders.

“We are pleased to announce this strategic transaction, which unites two highly complementary medical office portfolios and represents a rare opportunity to create a sector-leading REIT in terms of both size and quality. We believe all shareholders will benefit from the Company’s expanded national footprint from HR’s Seattle portfolio to HTA’s Boston portfolio. The Company will have unmatched market scale in concentrated clusters, meaningful corporate and operational synergies, and a larger development pipeline. We believe this transaction will be accretive through near term synergies with additional value from operational upside. It will also strengthen the combined balance sheet, enhance liquidity and improve access to capital. This combination provides a significant value creation opportunity for shareholders,” stated Todd Meredith, President and Chief Executive Officer, Healthcare Realty.

“This transformative transaction joins two premier real estate companies with a combined value that we believe is much greater than the sum of its parts, with the operational and financial scale necessary to compete and drive sustainable value creation. HTA shareholders will realize an attractive premium via a special cash dividend while being able to fully participate in the future growth prospects of a powerful, sector leading MOB REIT, led by a seasoned, well-respected management team. This transaction is the culmination of a thorough strategic review process and we are pleased with the result for our shareholders, employees and tenants. We are confident this is the best path forward for HTA,” stated Brad Blair, Chairman of the Board, Healthcare Trust of America.

Key Benefits

The combination of Healthcare Realty and Healthcare Trust of America is expected to result in significant strategic, operational and financial benefits to shareholders, including:

•

Creates Preeminent, High Quality MOB REIT: With 727 properties totaling 44 million square feet, the Company will be the largest pure-play MOB REIT, with nearly double the square footage of the next largest MOB portfolio. The Company will own the largest portfolio of on or adjacent to hospital campus properties comprising 28.2 million square feet. 94% of the portfolio’s square feet will be in top 100 MSAs.

•

Achieves Critical Scale with Enhanced Clusters: The Company will own over 1 million square feet in 14 distinct markets, representing over 50% of the portfolio’s square feet. Nearly 80% of the portfolio’s square footage will be located in markets with over 500,000 square feet. Meaningful scale in markets drives operational efficiencies for tenants and incremental leasing and investment volumes. Across the entire portfolio, the Company will have 147 clusters, each comprised of two to eleven properties within two miles of each other and averaging approximately 195,000 square feet per cluster.

•

Broadens Relationships and Portfolio Diversification: The portfolio will include properties associated with 57 of the Top 100 health systems in the U.S. on or adjacent to 231 hospital campuses. The top 10 tenants in the portfolio will represent 22.6% of the portfolio’s square feet with no single tenant representing more than 5.2%.

•	Expands Development Pipeline: The Company will have an embedded development pipeline in excess of $2 billion, concentrated in high growth markets such as Seattle, Houston, Denver, Dallas and Raleigh.

•

Material Cost Synergies: The Company expects to realize annual run rate cost synergies of $33 – 36 million within 12 months of closing from the elimination of duplicative corporate and public company costs.

•

Accretive with Operational Upside: The transaction is expected to be accretive to Healthcare Realty’s per share results assuming full realization of synergies. Longer term, the Company expects to benefit from enhanced leasing volumes to drive occupancy and rent growth across the portfolio as well as property level cost savings.

•

Greater Access to Capital and Balance Sheet Strength: The Company intends to maintain a flexible, investment grade-rated balance sheet with a well staggered debt maturity profile. With enhanced size and scale, the Company expects to benefit from greater liquidity, higher index weightings and reduced borrowing costs over time.

Transaction Structure

At closing, each share of HR common stock will be exchanged for one share of HTA common stock, at a fixed ratio. In addition, a special cash dividend of $4.82 per share will be distributed to HTA shareholders. Taken together and based on HR’s share price at the close of markets on February 24, 2022, HTA shareholders will realize an implied value of $35.08 per HTA share, representing an 18.2% premium to HTA’s share price at the close of markets on February 24, 2022. This combination is structured as a reverse merger whereby Healthcare Trust of America will be the corporate successor and the Company’s name will continue as Healthcare Realty Trust Incorporated. Pro forma for the transaction HR and HTA shareholders will own 39% and 61% of the Company, respectively.

The special cash dividend of approximately $1.1 billion will be financed through joint venture transactions and asset sales. JPMorgan Chase Bank, N.A. has provided a commitment letter to Healthcare Trust of America for a $1.7 billion debt financing for the transaction upon the terms and conditions set forth in the letter.

The transaction is expected to close in the third quarter of 2022, subject to customary closing conditions, including the approval of both Healthcare Realty and Healthcare Trust of America shareholders. The transaction was unanimously approved by the Board of Directors of HR and the Board of Directors of HTA.

Advisors

Citigroup Global Markets Inc. is serving as lead financial advisor, Scotiabank is serving as financial advisor, and Hunton Andrews Kurth LLP is acting as legal advisor to Healthcare Realty. J.P. Morgan Securities LLC is acting as exclusive financial advisor and McDermott Will & Emery LLP is acting as legal advisor to Healthcare Trust of America.

Conference Call

Healthcare Realty will host a conference call on February 28, 2022, at 8:30 AM E.T. to discuss the transaction. The conference call-in number is 877.507.5522 (Domestic) or 412.317.6077 (International), or interested parties can join the live webcast of the conference call by accessing the Investor Relations section of each company’s website at www.healthcarerealty.com or www.htareit.com. An audio archive of the webcast will be available on each website.

About Healthcare Realty

Healthcare Realty Trust Incorporated (NYSE: HR) is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of December 31, 2021, the Company was invested in 258 real estate properties in 23 states totaling 17.9 million square feet and had an enterprise value of approximately $6.6 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 14.3 million square feet nationwide.

About Healthcare Trust of America

Healthcare Trust of America, Inc. (NYSE: HTA) is the largest dedicated owner and operator of medical office buildings in the United States, with assets comprising approximately 25.8 million square feet of GLA, with $7.7 billion invested primarily in medical office buildings as of September 30, 2021. HTA provides real estate infrastructure for the integrated delivery of healthcare services in highly-desirable locations. Investments are targeted to build critical mass in 20 to 25 leading gateway markets that generally have leading university and medical institutions, which translates to superior demographics, high-quality graduates, intellectual talent and job growth. The strategic markets HTA invests in support a strong, long-term demand for quality medical office space. HTA utilizes an integrated asset management platform consisting of on-site leasing, property management, engineering and building services, and development capabilities to create complete, state of the art facilities in each market. HTA believes this drives efficiencies, strong tenant and health system relationships, and strategic partnerships that result in high levels of tenant retention, rental growth and long-term value creation. Headquartered in Scottsdale, Arizona, HTA has developed a national brand with dedicated relationships at the local level.

Forward Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. HR and HTA intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding HR and HTA, include, but are not limited to, statements related to the proposed transaction, and the anticipated timing, benefits and financial and operational impact thereof; the expected financing for the transaction; other statements of management’s beliefs, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: HR’s and HTA’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of HTA and HR management from ongoing business operations; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that HR’s and HTA’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of HR’s or HTA’s common stock; the possibility that, if the Company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; general adverse economic and local real estate conditions; the inability of significant tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; increases in interest rates; increases in operating expenses and real estate taxes; changes in the dividend policy for the Company’s common stock or its ability to pay dividends; impairment charges; pandemics or other health crises, such as COVID-19; and other risks and uncertainties affecting HR and HTA, including those described from time to time under the caption “Risk Factors” and elsewhere in HR’s and HTA’s Securities and Exchange Commission (“SEC”) filings and reports, including HR’s Annual Report on Form 10-K for the year ended December 31, 2021, HTA’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company. Moreover, other risks and uncertainties of which HR or HTA are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by HR or HTA on their respective websites or otherwise. Neither HR nor HTA undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

Important Additional Information and Where to Find It

This communication relates to the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated February 28, 2022, by and among HR, HTA, Healthcare Trust of America Holdings, LP, and HR Acquisition 2, LLC. In connection with the proposed transaction, HTA expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of HR and HTA and that also will constitute a prospectus of HTA. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HR, HTA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from HR at its website, www.healthcarerealty.com, or from HTA at its website, www.htareit.com. Documents filed with the SEC by HR will be available free of charge by accessing HR’s website at www.healthcarerealty.com under the heading Investor Relations or, alternatively, by directing a request to HR at communications@healthcarerealty.com or 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, telephone: 615.269.8175, and documents filed with the SEC by HTA will be available free of charge by accessing HTA’s website at www.htareit.com under the heading Investor Relations or, alternatively, by directing a request to HTA at info@htareit.com or 16435 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254, telephone 480.998.3478.

Participants in the Solicitation

HR and HTA and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common shareholders of HR and HTA in respect of the proposed transaction under the rules of the SEC. Information about HR’s directors and executive officers is available in HR’s proxy statement dated March 24, 2021, for its 2021 annual meeting of shareholders. Information about HTA’s directors and executive officers is available in HTA’s proxy statement dated April 30, 2021, for its 2021 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction if and when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from HR or HTA using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

HR Contacts

Financial Contact:

Kris Douglas

Chief Financial Officer

P: 615.269.8175

Investor Contact:

Kara Smith

Investor Relations Manager

P: 615.269.8175

HTA Contacts

Financial Contact:

Robert A. Milligan

Chief Financial Officer

P:480.998.3478

Media Contact:

Andrew Siegel / Amy Feng

Joele Frank, Wilkinson Brimmer Katcher

P: 212.355.4449